UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 10, 2015
Date of Earliest Event Reported: September 16, 2015

VERTEX ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Gemini Street
Suite 250
Houston, Texas 77058
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to Current Report on Form 8-K, amends and restates in its entirety the original Form 8-K filed by the registrant on September 21, 2015 (the “Original Form 8-K”), and includes an updated Exhibit 10.2 (First Amendment to Processing Agreement between KMTEX LLC and Vertex Energy, Inc., effective November 1, 2013, the “First Amendment”) filed in connection herewith. The Exhibit 10.2 filed with the Original Form 8-K did not include the signature of KMTEX LLC on the First Amendment, as KMTEX LLC’s signature page was not then available to the registrant. Since the date of the filing of the Original Form 8-K, the registrant has obtained KMTEX LLC’s signature to the First Amendment (which is now included in Exhibit 10.2) and has confirmed that the First Amendment was executed by the parties on or around November 7, 2013, to be effective November 1, 2013, notwithstanding the error on the signature page thereto, which states that the First Amendment was entered into on the 8th day of October 2010 but effective on July 1, 2010. Except for the re-filing of updated Exhibit 10.2 hereto, and revisions and updates to the wording of Item 9.01 and the Exhibit Index hereto, this filing does not amend or update any of the prior disclosures in the Original Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)      Stockholder Approval of an Amendment to the Vertex Energy, Inc. 2013 Stock Incentive Plan

The Annual Meeting of Shareholders of Vertex Energy, Inc. (the “Company”, “we” and “us”) was held on September 16, 2015 (the “Meeting”). At the Meeting, the stockholders of the Company approved an amendment to the Company’s 2013 Stock Incentive Plan (the “Plan”) to increase by 2,000,000 the number of shares of common stock reserved for issuance under the Plan. The Company’s stockholders approved the Plan in accordance with the voting results set forth below under Item 5.07. The increase to the Plan was originally approved by the Board of Directors of the Company on July 20, 2015, subject to stockholder approval.

The Plan was originally adopted in 2013. The material terms of the Plan were described in the Company’s Proxy Statement under the caption “Proposal 2 – Amendment to the Company’s 2013 Stock Incentive Plan” filed with the SEC on July 24, 2015. The Plan provides an opportunity for any employee, officer, director or consultant of the Company, except for instances where services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities, subject to any other limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing.

The above description of the Plan does not purport to be complete, and is qualified in its entirety by the full text of the Plan, incorporated by reference herein as Exhibit 10.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 19,322,883.571 voting shares (including shares of our common stock and Series A Convertible Preferred Stock and Series B Preferred Stock, which vote together as a single class), or 52.4% of our 36,859,238 total outstanding voting shares as of July 23, 2015, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the SEC on July 23, 2015, the “Proxy”), with the results of such voting as follows:

Proposal
		For	Against
1)

The election of six (6) Directors to the Company’s Board of Directors, each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal:

	a) Benjamin P. Cowart	19,180,727.571	142,736
	b) Dan Borgen	19,078,094.571	245,369
	c) David Phillips	19,061,894.571	261,569
	d) Christopher Stratton	19,061,856.571	261,607
	e) Timothy Harvey	19,136,760.571	186,703
	f) James P. Gregory Harvey	19,122,680.571	200,783

		For	Against	Abstain
2)	To approve an amendment to the Company’s 2013 Stock Incentive Plan, to increase by 2,000,000 the number of shares of common stock reserved for issuance under the plan	18,345,299.571	850,321	127,843

		For	Against	Abstain
2)	To ratify the appointment of Hein & Associates LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2015	19,303,233.571	8,946	11,284

As such, each of the six (6) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in its proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal, and Proposals 2 and 3 were separately approved and ratified by the affirmative vote of a majority of the votes cast on each proposal. There were no broker non-votes cast at the Meeting.

Item 8.01 Other Events.

In November 2013 and effective November 1, 2013, we entered into a First Amendment to Processing Agreement with KMTEX LLC (previously KMTEX Ltd., “KMTEX”), which amended the April 17, 2013 (effective June 1, 2012) Tolling Agreement we are party to with KMTEX. The amendment formally extended the date of the initial term of the Tolling Agreement to December 31, 2015, provided that if not terminated by either party by written notice to the other, received within ninety (90) days prior to the expiration of the initial term, as amended (or any Extension Term, defined below), the agreement automatically renews for a successive one (1) year period (an “Extension Term”). The Tolling Agreement can be automatically extended for up to six (6) Extension Terms from the end of the extended initial term.  The amendment also updated the pricing terms of the original agreement and required us to make certain capital expenditures at the KMTEX facility which have been made to date.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1(1)	Amended and Restated 2013 Stock Incentive Plan
10.2*#
First Amendment to Processing Agreement between KMTEX LLC and Vertex Energy, Inc., effective November 1, 2013 [Note that the signature page of the agreement is misdated as of October 8, 2010 and incorrectly states the agreement is effective July 1, 2010.  The agreement was actually entered into on or around November 7, 2013, to be effective as of November 1, 2013 (as set forth in the introductory paragraph of the agreement)]

* Filed herewith.

(1) Filed as Exhibit 10.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015 (File No. 001-11476) and incorporated by reference herein.

# Certain portions of this document as filed herewith (which portions have been replaced by “***’s”) have been omitted in connection with a request for Confidential Treatment which has been submitted to the Commission in connection with this filing. This entire exhibit including the omitted confidential information has been filed separately with the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

VERTEX ENERGY, INC.

Date: November 10, 2015	By: /s/ Chris Carlson
Chris Carlson
Chief Financial Officer

Exhibit No.	Description
10.1(1)	Amended and Restated 2013 Stock Incentive Plan
10.2*#
First Amendment to Processing Agreement between KMTEX LLC and Vertex Energy, Inc., effective November 1, 2013 [Note that the signature page of the agreement is misdated as of October 8, 2010 and incorrectly states the agreement is effective July 1, 2010.  The agreement was actually entered into on or around November 7, 2013, to be effective as of November 1, 2013 (as set forth in the introductory paragraph of the agreement)]

* Filed herewith.

(1) Filed as Exhibit 10.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on September 21, 2015 (File No. 001-11476) and incorporated by reference herein.

# Certain portions of this document as filed herewith (which portions have been replaced by “***’s”) have been omitted in connection with a request for Confidential Treatment which has been submitted to the Commission in connection with this filing. This entire exhibit including the omitted confidential information has been filed separately with the Commission.